Income Taxes	12 Months Ended
Mar. 31, 2020
Income Tax Disclosure [Abstract]
INCOME TAXES

NOTE 13: INCOME TAXES

The Company accounts for income taxes under ASC Topic 740: Income Taxes which requires the recognition of deferred tax assets and liabilities for both the expected impact of differences between the financial statements and the tax basis of assets and liabilities, and for the expected future tax benefit to be derived from tax losses and tax credit carryforwards.  ASC Topic 740 additionally requires the establishment of a valuation allowance to reflect the likelihood of realization of deferred tax assets. The Company has a net operating loss carryforward for tax purposes totaling approximately $109,794 at March 31, 2020. Internal Revenue Code Section 382 places a limitation on the amount of taxable income that can be offset by carryforwards after certain ownership shifts. The Company is in process of determining all potential limitations with respect to Section 382 and will adjust in future periods. There is a full valuation allowance on these net operating loss carryforwards, so there will be no impact on the financial position of the Company.

The table below summarizes the differences between the tax benefit computed at the statutory federal tax rate and the Company's net income tax benefit for the years ended March 31:

	2020	2019
Tax benefit computed at expected statutory rate	$(2,549)	$(2,867)
State income taxes	(288)	2
Permanent differences:
Intangibles purchased	(2,185)	-
Change in fair value of derivative liabilities	77	(664)
Gain/Loss on conversion of liabilities	364	-
Temporary differences:
Share-based compensation	892	728
Property and equipment	(94)	(48)
Intangible assets	-	640
Other adjustments	657	42
Increase in valuation allowance	3,280	2,169
Net income tax benefit	$-	$-

The Company has deferred tax assets (liabilities) which are summarized as follows at March 31:

	2020	2019
Net operating loss carryover	$25,659	$23,327
Depreciable and amortizable assets	1,866	1,761
Share-based compensation	4,548	3,586
Accrued liabilities	42	57
Allowance for bad debts	135	120
Change in fair value of derivative liabilities	(802)	(2,884)
Intangible assets purchased	(2,185)	-
Other	365	381
Less: valuation allowance	(29,628)	(26,348)
Net deferred tax asset	$-	$-

After consideration of all the evidence, both positive and negative, management has recorded a full valuation allowance at March 31, 2020, due to the uncertainty of realizing the deferred income tax assets. The valuation was increased by approximately $3,280 as a result of differences relating to fiscal 2020 operations offset by the non-deductibility of the intangibles acquired in the Banner Midstream acquisition. The Company has not identified any uncertain tax positions and has not received any notices from tax authorities.